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CUSIP NO. M97613109                   13G                      Page 1 of 3
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                                    EXHIBIT A

The undersigned hereby agree that the statement on Schedule 13G with respect to the Ordinary Shares of Voltaire Ltd. dated as of December 31, 2007 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned, shall be filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



                                     Pitango Venture Capital Fund III
                                     (Israeli Sub)LP

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Venture Capital Fund III
                                     (Israeli Sub)Non-Q LP


                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Venture Capital Fund III
                                     (Israeli Investors)LP


                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director

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CUSIP No. M97613109                  13G             Page 2 of 4 pages
----------------------                               ---------------------------

                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Principals Fund III (Israel) LP

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Venture Capital Fund III Trusts
                                     2000 Ltd.

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Fund II (Tax Exempt Investors) LLC

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director

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CUSIP No. M97613109                  13G             Page 3 of 4 pages
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                                     Pitango Fund II LLC

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Fund II LP

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director



                                     DS Polaris Trust Company
                                     (Foreign Residents) (1997) Ltd

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director

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CUSIP No. M97613109                  13G             Page 4 of 4 pages
----------------------                               ---------------------------

                                     DS Polaris Ltd

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Fund II Opportunity Annex Fund LP

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango Fund II Opportunity Annex Fund
                                     (ICA) LP

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director


                                     Pitango II Holding LLC

                                     By: /s/ Zeev Binman
                                     -------------------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Nechemia Peres
                                     -------------------------------
                                     Name: Nechemia Peres
                                     Title: Managing Director